UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2012

FIFTH & PACIFIC COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Fifth & Pacific Companies, Inc. (the “Company”) announced today that its wholly-owned subsidiary Kate Spade, LLC (“KS”) has exercised, on a conditional basis, an option to acquire from KS’s Japanese joint venture partner, Sanei International Co., Ltd., its 51 percent share in the jointly owned company, Kate Spade Japan Co., Ltd. (“KSJ”).  KSJ operates the Kate Spade and Jack Spade businesses in Japan.

The exercise of the option is subject to the satisfaction of a number of conditions, including completion of financial and other due diligence and the execution of a mutually satisfactory termination agreement.  If the conditions are satisfied, the resulting purchase is expected to be completed in the fourth quarter of 2012.  The expected purchase price range for the buyout including debt repayment and related transaction fees is estimated to be between $45 and $50 million.  Any purchase will be funded by a portion of the net proceeds from the Company’s June 2012 issuance of $152 million of 10.5% Senior Secured Notes, together with cash on hand. The Company expects that the buyout of the joint venture interest will not have a material impact on the Company’s adjusted EBITDA for 2012.

Statements contained herein that relate to the Company’s future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level; general economic conditions in the United States, Europe and other parts of the world, including the impact of debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; whether or not the purchase of the 51% interest in the Kate Spade Japan joint venture will be consummated; our ability to successfully implement our long-term strategic plans, including the focus on our JUICY COUTURE, LUCKY BRAND and KATE SPADE brands and expansion into markets outside of the US, such as KATE SPADE’s joint venture in China and the proposed acquisition of the Kate Spade joint venture in Japan; risks associated with the transition of the MEXX business to an entity in which we hold a minority interest and the possible failure of such entity that may make our interest therein of little or no value and risks associated with the ability of the majority shareholder to operate the MEXX business successfully, which will impact the potential value of our minority interest; costs associated with (i) the transition of the LIZ CLAIBORNE family of brands, MONET US, DANA BUCHMAN, KENSIE and MAC & JAC brands from the Company to their respective acquirers and (ii) the early termination and transition of the DKNY® Jeans and DKNY® Active licenses; our ability to sustain recent performance in connection with our LUCKY BRAND product offering and our ability to revitalize our JUICY COUTURE creative direction and product offering; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the sale of the LIZ CLAIBORNE family of brands to J.C. Penney Corporation, Inc. and the licensing arrangement with QVC, Inc., including, without limitation, our ability to maintain productive working relationships with these parties and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited (“Li & Fung”), which results in a single third party foreign buying/sourcing agent for a significant portion of our products; risks associated with the closing of our Ohio distribution center and our US distribution services agreement with Li & Fung, which results in a single third party service provider for a significant portion of our US distribution and our ability to effectively transition our distribution function to Li & Fung within our expected timeline; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; the outcome of current and future litigation and other proceedings in which we are involved and such other factors as are set forth in this press release, the Company’s 2011 Annual Report on Form 10-K, including in the sections entitled  “Item 1A-Risk Factors” and “Statement on Forward Looking Statements” and in the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2012, including in the section entitled “Statement on Forward Looking Statements as are set forth in the Company’s Registration Statement on Form S-3, filed with and automatically declared effective on May 22, 2012 by the Securities and Exchange Commission, including in the section entitled “Risk Factors.” .  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH & PACIFIC COMPANIES, INC.

Date: July 13, 2012	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President – Chief Legal Officer,
General Counsel and Secretary